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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated January 29, 1999, relating to the consolidated financial statements of Enamelon, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

     We also consent to the reference to us under the caption "Experts" in such Prospectus.

                                          /s/ BDO SEIDMAN LLP
                                          --------------------------------------
                                          BDO Seidman LLP

Woodbridge, New Jersey
October 14, 1999